UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2016

Shire plc

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(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

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(State or other jurisdiction of incorporation)

0-29630	98-0601486
(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin

24, Republic of Ireland

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(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	+353 1 429 7700

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 8.01. Other Events.

In connection with its proposed filing of a registration statement on Form S-3, Shire has prepared unaudited pro forma condensed combined statements of income for the year ended December 31, 2015 and the six months ended June 30, 2016. These unaudited pro forma condensed combined statements of income supercede all previously filed unaudited pro forma condensed combined statements of income.

In addition, Shire files herewith as exhibits and incorporates by reference into this Item 8.01:

(i)	Management’s discussion and analysis of the financial condition of Baxalta Incorporated (“Baxalta”) as of and for the three years ended December 31, 2015, which should be read in conjunction with the audited consolidated and combined financial statements and accompanying notes; and

(ii)	Management’s discussion and analysis of the financial condition of Baxalta as of March 31, 2016 and December 31, 2015 and the results of operations for the three months ended March 31, 2016 and 2015, which should be read in conjunction with the unaudited condensed consolidated and combined financial statements and accompanying notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

99.1	Management’s Discussion & Analysis of Financial Condition and Results of Operations for Baxalta as of and for the three years in the period ended December 31, 2015.

99.2	Management’s Discussion & Analysis of Financial Condition and Results of Operations for Baxalta as of March 31, 2016 and December 31, 2015 and the results of operations for the three months ended March 31, 2016 and 2015.

99.3	Unaudited pro forma condensed combined statements of income of Shire and Baxalta for the fiscal year ended December 31, 2015 and the six months ended June 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ William R. Mordan
	Name:	William R. Mordan
	Title:	Company Secretary

Dated: September 2, 2016

EXHIBIT INDEX

Number	Description
99.1	Management’s Discussion & Analysis of Financial Condition and Results of Operations for Baxalta as of and for the three years in the period ended December 31, 2015.

99.2	Management’s Discussion & Analysis of Financial Condition and Results of Operations for Baxalta as of March 31, 2016 and December 31, 2015 and the results of operations for the three months ended March 31, 2016 and 2015.

99.3	Unaudited pro forma condensed combined statements of income of Shire and Baxalta for the fiscal year ended December 31, 2015 and the six months ended June 30, 2016.